This is filed pursuant to Rule 497(e).
File Nos. 33-60560 and 811-07618.

[LOGO]                ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

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c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618

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               STATEMENT OF ADDITIONAL INFORMATION
                         February 2, 2004
                  (as amended November 10, 2004)
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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 2, 2004, for the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Portfolios") of AllianceBernstein Municipal Income Fund II (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Financial statements for the Fund for the year ended September 30, 2003 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

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Investment Policies and Restrictions
Management of the Fund
Expenses of the Fund
Purchase of Shares
Redemption and Repurchase of Shares
Shareholder Services
Net Asset Value Dividends,
Distributions and Taxes Portfolio Transactions
General Information
Financial Statements and Report of
     Independent Auditors
Appendix A: Bond and Commercial Paper Ratings                A-1
Appendix B: Futures Contracts and Related Options            B-1
Appendix C: Options on Municipal and U.S. Government
     Securities                                              C-1

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SM: This service mark is used under license from the owner.

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               INVESTMENT POLICIES AND RESTRICTIONS

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          The Fund is a non-diversified, open-end investment company. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Trustees of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

          As a matter of fundamental policy, each Portfolio invests at least 80% of its net assets in (i) municipal securities with interest which is exempt from federal income tax, and (ii) municipal securities of the named state or municipal securities with interest which is otherwise exempt from the named state's income tax. For purposes of these policies, net assets include any borrowings for investment purposes. These policies may not change without shareholder approval. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years. Each Portfolio is non-diversified and may invest without limit in AMT-Subject bonds, as described below.

Alternative Minimum Tax
-----------------------

          Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

          Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risks of Concentration In a Single State
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          The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligers on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

          Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios--Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

          The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from state publications with respect to May 2003 with respect to Pennsylvania, June 2003 with respect to Virginia, July 2003 with respect to Minnesota and Ohio, September 2003 with respect to Massachusetts and New Jersey, October 2003 with respect to Michigan and December 2003 with respect to Florida in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

ARIZONA PORTFOLIO
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          The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what Alliance Capital Management L.P., the Fund's adviser ("Alliance" or the "Adviser") considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Arizona personal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

          The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona dated June 30, 2002.

Economic Climate
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          Fueled by multiple consecutive years of substantial tax reductions, Arizona's economy was fast-growing in the 1990's. Personal income taxes were slashed by 31% across the board, and in 2001 the state's corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990's, second only to Nevada, and is projected to reach 6.2 million by 2010.

          By 2000, Arizona was one of the fastest job growing states in the nation. The Phoenix-Mesa and Tucson metropolitan statistical areas (MSA's) were showing very low unemployment rates of about 2.6%. By July of 2002, however, the unemployment rates for the Phoenix-Mesa and Tucson MSA's were 5.4% and 4.7%, respectively. Additionally, Arizona's businesses slowed job growth from an annual average of nearly 4% in 2000 to only 1% in 2001.

          Arizona's main economic sectors include services, trade and manufacturing. Mining and agriculture are also significant although they tend to be more capital intensive than labor intensive. The single largest economic sector is services, employing more than 863,000 people. Wholesale and retail trade provided more than 366,000 jobs in 2002. Many of these jobs are directly related to tourism, an industry that injects almost $12 billion into the state's economy each year. Tourism generates more than 115,000 jobs and supports an additional 185,000 indirectly.

          In 2002, manufacturing accounted for 183,900 jobs, or approximately 8.1% of the state's employment. The construction sector, also very important to Arizona's economy, accounted for 172,300 jobs or 7.6% of the state's employment in 2002.

          Geographically, Arizona is the nation's sixth largest state (113,417 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and are currently experiencing strong population growth.

          The growth of Arizona's two major MSA's has historically compared favorably with that of the average for the United States, as well as other major metropolitan areas, during periods of both economic contraction and expansion. Beginning in late 1993 Arizona's economy began a significant expansion resulting in substantial job creation outside the State's historically dominant employment sectors.

          Over the past ten years, Arizona's two major metropolitan areas have diversified their employment base in an attempt to buffer against the cyclical nature of various industries and markets. While employment in the mining and agricultural industries has diminished over the last 25 years, job growth has occurred in the aerospace and high technology, construction, finance, insurance, tourism and real estate industries. The service industry is Arizona's single largest employment sector. A significant percentage of these jobs are directly related to tourism. In the late 1980's and early 1990's, Arizona's economy was adversely affected by problems in the real estate industry, including an excessive supply of unoccupied commercial and retail buildings and severe problems with Arizona-based savings and loan associations, many of which were liquidated by the Resolution Trust Corporation ("RTC"). The winding-up of the RTC led to a substantially improved real estate market in 1995, and commercial and industrial vacancy rates sharply declined in 1996.

          Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its robust performance during the 1990's, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona averaged $24,998 in 2000, compared to the United States average of $29,469.

          Arizona is likely to experience continued population growth, driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. Arizona's population is currently estimated to be
5.3 million, compared to 4.6 million in 1997.

Financial Condition
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          The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

          While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance capital projects. Each such project is individually rated based on its specific creditworthiness. Certificates of Participation ("COPs") rely upon annual appropriations for debt service payments. Failure of the obligated party to appropriate funds would have a negative impact upon the price of the bond and could lead to a default. As of June 30, 2002, the State had $653.9 million in COPs outstanding. Principal and interest are covered by lease payments out of current revenues or appropriations from the fund responsible for utilization of the specific buildings.

          Arizona's constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

          Arizona's Constitution also restricts the debt of certain of the state's political subdivisions. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

          Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

          Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.

          The General Fund ended the June 30, 2002, fiscal year with a total fund balance of $712.8 million, having decreased by $596.1 million during the fiscal year. Most of the decline in the General Fund balance is due to the decrease in income tax collections as a result of the declining Arizona economy and an increase in the Medicaid eligibility limit approved by a voter initiative in 2000.

          The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest Enterprise Funds is the Lottery Fund. The Lottery Fund ended the June 30, 2002, fiscal year with net assets of $9.5 million and generated $296.0 million of operating revenues during that period. The Enterprise Funds as a whole ended the June 30, 2002 fiscal year with net assets of $3.0 billion and generated operating revenues of $1.9 billion during that period.

          Arizona municipalities rely on a variety of revenue sources. While municipalities cannot collect an income tax, they do impose sales and property taxes. Municipalities also rely on State shared revenues. School districts are funded by a combination of local property taxes and State assistance. In 1993 Maricopa County had a $4.5 million general fund deficit and no reserves. The Maricopa County Board of Supervisors, however, passed a deficit reduction plan which purports to cut the deficit to zero and create a $10 million reserve for contingency liabilities, such as lawsuits. Maricopa County's financial condition has recently improved. However, The Maricopa County health care budget currently is running a substantial deficit. The county is considering privatization of its health care operations.

FLORIDA PORTFOLIO
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          The Florida Portfolio seeks the highest level of current income exempt from both federal income tax and State of Florida ("Florida" or the "State") intangible tax that is available without assuming what the Adviser considers to be undue risk to income to principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Florida intangible tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Florida securities. As a matter of fundamental policy, the Florida Portfolio will invest at least 80% of its net assets in municipal securities the interest which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

          The following is based on information obtained from a Preliminary Offering Statement, dated December 15, 2003, relating to $29,320,000 State of Florida, Department of Corrections
Certificates of Participation, Series 2004.

Economic Climate
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          Florida is the fourth most populous state in the nation with a population of 17.07 million. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. From 1992 to 2002, U.S. population has increased about 1.0% annually, while
Florida's population has averaged a 2.2% annual increase.

          Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. From 1990-2000, Florida's working age population (18-64) grew by approximately 20.2%, representing 53.8% of the total population in 2000. The population aged 65 and older grew by 18.6% during the same period, representing 17.5% of the total population in 2000.

          Over the years, Florida's total personal income has grown at a strong pace and outperformed both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capita personal income has been slightly higher than the national average for many years. From 1993 to 2002, Florida's total personal income grew by 67% and per capita income expanded approximately 39%. For the nation, total and per capita personal income increased by 59% and 44%, respectively.

          Sources of personal income differ in Florida from that of the nation and the other southeastern states. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are major sources of income.

          Between 1990 and 2000, the number of employed persons in Florida increased 23.7%. Despite Florida's rapid population growth, employment grew even faster. Contributing to Florida's rapid rate of growth in employment and income are international trade and structural changes to the economy. The State is gradually becoming less dependent on employment related to construction, agriculture, and manufacturing, and more dependent on employment related to trade and services. In 2001, services constituted 37.6% of the State's total nonfarm jobs, compared to 35.5% five years earlier.

Fiscal Matters
--------------

          The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. State revenues include taxes, licenses, fees, charges for services imposed by the legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

          Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year, and the State may not borrow to fund governmental operations.

          The financial needs of the State are addressed by legislative appropriations through the use of three funds: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund known as the Budget Stabilization Fund. The trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless reenacted. Revenues in the General Revenue Fund, which are in excess of the amount needed to meet appropriations, may be transferred to the Working Capital Fund.

          For fiscal year 2000-01, the estimated General Revenue plus Working Capital and Budget Stabilization funds available totaled $21,359.0 million, a 3.7% increase over 1999-00. The $19,320.7 million in Estimated Revenues represented a 3.1% increase over the analogous figure in 1999-2000.

          For fiscal year 2001-02, the estimated General Revenues plus Working Capital and Budget Stabilization Funds available totaled $21,519.3 million, a .7% increase over 2000-01. The
$19,228.2 million in Estimated Revenues represented a 0.3% increase over the analogous figure in 2000-01.

          For fiscal year 2002-03, the estimated General Revenues plus Working Capital and Budget Stabilization Funds available totaled $21,635.5 million, roughly the same as for fiscal year 2001-02. The $19,867.0 million Estimated Revenues represented a 3.3% increase over the analogous figure in 2001-02.

          For fiscal year 2003-04, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $22,868.9 million, a 5.7% increase over 2002-03. The
$20,869.8 million in Estimated Revenues represent a 5.0% increase over the analogous figure in 2002-03.

          The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

MASSACHUSETTS PORTFOLIO
-----------------------

          The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Massachusetts personal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

          The following was obtained from an Official Statement, dated September 24, 2003, relating to $550,000,000 General Obligation Bond Anticipation Notes, 2003 Series A., and The Commonwealth of Massachusetts, Information Statement dated March 25, 2002, as supplemented August 21, 2002.

Economic Climate
----------------

          Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, and was below the national average, from 1992 to 1997 Massachusetts tracked the U.S. growth rate quite closely. In 1999 and 2000, the pace of growth was faster than the nation as a whole.

          Per capita personal income for Massachusetts residents is estimated to have been $39,244 in 2002, as compared to the national average of $30,941. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

          The Massachusetts services sector, with 36.9% of the non-agricultural work force in December 2002, is the largest sector in the Massachusetts economy. Government employment represents 13.2% of total non-agricultural employment in Massachusetts. Wholesale and retail trade represent 22.4% of non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates of approximately 2.0%. In 2001, employment levels in all but two industries increased or remained constant.

          While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, between 1994 and 2002 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts during 2002 was 5.3%, compared to 5.8% for the nation.

          The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2000, the three largest sectors of the total Massachusetts economy (services, finance, insurance and real estate, and manufacturing) contributed almost 65% of the total Massachusetts Gross State Product.

          The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition
-------------------

          Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

          Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.

          Debt service expenditures of the Commonwealth in Fiscal Years 1999 to 2002 were $1,176.1 million, $1,114.6 million,
$599.7 million and $1,219.0 million, respectively, and are projected to be $1,204.8 million for Fiscal Year 2003. In January 1990, legislation was enacted that imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

2002 Fiscal Year
----------------

          On January 24, 2001, Governor Cellucci filed his fiscal 2001 budget recommendation. The Governor's proposal called for budgeted expenditures of approximately $22.549 billion. The proposed fiscal 2002 spending level represented the transfer off budget of $42.2 million of tax revenues (and approximately $42.2 million of spending) as a result of a proposed forward funding of the regional transit authorities. After accounting for this shift, the Governor's budget represented a $245 million, or 1.1%, increase over estimated total fiscal 2001 expenditures of $22.3 billion. Total budgeted revenues for fiscal 2002 were estimated to be $22.639 billion. The Governor's budget submission represented a $579.5 million, or 2.6%, revenue increase over the $22.060 billion forecast for fiscal 2001. The Governor's proposal projected a fiscal 2002 ending balance in the budgeted funds of $2.131 billion, including a Stabilization Fund balance of $1.698 billion.

          The Governor's budget recommendation was based on a tax revenue estimate of $16.343 billion, including $671 million of sales tax receipts dedicated to the MBTA and $42.2 million of tax revenues to be dedicated to the regional transit authorities under the Governor's forward funding proposal. The net amount of $15.631 billion represented a 4.9% baseline increase over fiscal 2001 estimated net tax revenues of $15.589 billion. The fiscal 2002 estimate reflected a $457 million reduction in income tax receipts attributable to the initiative petition approved by the voters in November, 2000.

2003 Fiscal Year
----------------

          On January 23, 2002, Acting Governor Swift filed her fiscal 2003 budget recommendation. The Acting Governor's budget recommendation called for budgeted expenditures of approximately $23.548 billion. The Acting Governor's budget recommendation represents a $717 million, or 3.1%, increase over the current fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal 2003 are estimated to be $22.6 billion. The Acting Governor's proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million. Fiscal 2003 ending balances will change depending on how fiscal 2002 ending balances finish.

          The Acting Governor's January 23, 2002 budget recommendation was based on a tax revenue estimate of $15.615 billion, inclusive of $686.9 million of sales tax receipts dedicated to the MBTA. This amount represented a 5.1% baseline increase from fiscal 2002 tax revenues, estimated at the time to be $15.405 billion. Fiscal 2002 and fiscal 2003 tax revenues are now anticipated to be considerably lower than the estimates available at the time of the fiscal 2003 budget recommendation.

          On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Executive Office for Administration and Finance revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue's revised estimate assumed that tax cuts scheduled to take effect under then-current tax law would remain in effect.

          On June 25, 2002, the Acting Governor signed an interim budget to allow state services to continue for the first month of fiscal 2003. On July 22, 2002 the Acting Governor signed an additional interim budget to allow state services to continue for the first two weeks of August.

          On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimates would increase Commonwealth tax revenues by approximately $1.236 billion through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, and increases in personal income tax exemptions. In addition, the fiscal 2003 General Appropriations Act increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was overridden.

2004 Fiscal Year
----------------

          On June 20, 2003, the Legislature passed the Fiscal 2004 General Appropriations Act ("Fiscal 2004 GAA"). This was the first time in several fiscal years that the Commonwealth's annual budget was enacted by the beginning of the fiscal year. The Fiscal 2004 GAA was based on a tax revenue estimate of $14.808 billion, comprised of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflects an adjustment of $44.1 million in revenues dedicated to the Convention Center Trust Fund, which were transferred from a Budgeted Operating Fund to a non-budgeted operating fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The Fiscal 2004 GAA relied on non-recurring revenues and one-time savings initiatives projected to total approximately $347.0 million to achieve a balanced budget on a statutory basis, as required under state finance law. The one-time revenue sources and savings initiatives included $100.0 million from the federal "Jobs and Growth Tax Relief Reconciliation Act of 2003," of which $55.0 million is increased Federal Medicaid Assistance Percentage ("FMAP") to be transferred to the Uncompensated Care Pool and $45.0 million is to be deposited in the General Fund; $62.0 million from the repeal of the Teacher, Principal and Superintendent Endowment Fund; $145 million in savings from an asset transfer in lieu of cash payment for pension liabilities and $40.0 million from the sale of surplus state property.

          The Fiscal 2004 GAA budgeted $22.332 billion for programs and services. After review of the GAA, the Administration concluded that the spending plan over-estimated non-tax revenue by approximately $200.0 million, and announced that the proposed budget was deficient in that amount. On June 30, 2003, Governor Romney vetoed approximately $201.0 million in spending and signed into law the Fiscal 2004 GAA. The Legislature subsequently overrode approximately $158.4 million of the Governor's vetoes. The GAA, including veto overrides, budgeted $5.921 billion for Medicaid, $3.900 billion for education, $1.598 billion for debt service and $10.870 billion for other programs and services. The total budgeted amount is approximately $22.289 billion, or 0.5% less than estimated spending in Fiscal 2003. This figure is adjusted to reflect a transfer of funds off-budget to the Commonwealth's pension obligation in the amount of $687.3 million, but does not reflect the transfer of the Hynes Convention Center and Boston Common parking garage to the PRIM Board in lieu of partial payment valued at approximately $145.0 million. The $22.289 billion figure also does not include $54.0 million in Fiscal 2003 appropriations that were not expended in Fiscal 2003, and were continued in Fiscal 2004. The Fiscal 2004 GAA total does not account for approximately $493.0 million in off-budget Medicaid related expenses that are funded through nursing home assessments and federal reimbursements.

          The Administration now plans to draw down a total of approximately $271.0 million in federal dollars available from the federal "Jobs and Growth Tax Relief Reconciliation Act of 2003" in fiscal 2004, which amount includes the $100.0 million budgeted in the fiscal 2004 GAA. This amount is comprised of $215.9 million in general fiscal relief plus $55.0 million in FMAP funds.

          In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenue. Between Fiscal Years 1981 and 2000, the aggregate property tax levy grew from $3.3 billion to $7.1 billion, representing an increase of approximately 112.2%. By contrast, the consumer price index for all urban consumers in Boston grew during the same period by approximately 119.2%.

          During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In Fiscal Year 2003, approximately 22.6% of Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

          During Fiscal Years 1999, 2000, 2001, 2002 and 2003,
Medicaid expenditures of the Commonwealth were $3.856 billion, $4.305 billion, $4.642 billion, $5.259 billion and $5.778 billion respectively. The average annual growth rate from Fiscal Year 1999 to Fiscal Year 2004 was 11%. The Executive Office for Administration and Finance estimates that Fiscal Year 2004 Medicaid expenditures will be approximately $6.414 billion, an increase of 11% from Fiscal Year 2003.

          The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capital expenditures low.

Litigation
----------

          There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

MICHIGAN PORTFOLIO
------------------

          The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan personal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

          The following is based on information obtained from Supplement No. 8 dated October 15, 2003 to an Official Statement of the State of Michigan, originally dated April 4, 2001, relating to $23,880,000 Michigan Multi-Modal General Obligation School Loan Bonds, Series 2003D and $27,150,000 Multi-Modal General Obligation School Loan Bonds, Taxable Series 2003E and the October 2003 Michigan Economic Update.

Economic Climate
----------------

          In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 2002, employment in manufacturing accounted for 15.2% of Michigan's workforce.

          Michigan's economy has recovered from the recessionary period of the early 1990s. Unemployment rates, which had averaged approximately 9.3% in 1991, declined to 3.6% in 2000, but in 2001 and 2002, the unemployment rate rose to 5.3% and 6.2%, respectively, compared to the national average of 4.7% and 5.8%, respectively. Michigan's per capita income has increased approximately 50% since 1992, and in 2002 was $30,296, $645 below the national average.

          The State's October 2003 economic forecast for calendar years 2004 and 2005 projects real gross domestic product to grow by 5.1% in 2004 and 3.9% in 2005, after growing by 3.0% in 2003.
Total wage and salary employment is projected to rise 0.8% in 2004 and 2.1% in 2005, after declining by 1.1% in 2003.

Financial Condition
-------------------

          As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations.

          The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1993-1994 through 2001-02.

          The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

          Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

          Total revenue and other sources of funds for general governmental operations for fiscal year 2001-02 were $8.3 billion. The largest revenue component was tax revenue of $8.1 billion.

          Expenditures and other uses of funds for governmental operations in fiscal year 2001-02 totaled $9.3 billion, of which $2.4 billion supports K-12 and higher education and $2.7 billion supports health services.

          Michigan's "Rainy Day Fund," formally referred to as the Counter-Cyclical Budget and Economic Stabilization Fund, was established in 1977 to serve as the state's "savings" account. The fund balance has increased from $20 million in 1992 to $145.2 million as of September 30, 2002, down from $994.2 million a year earlier. It is anticipated that the fund balance will continue to decline in the 2002-03 fiscal year due to transfers from the fund to assist the State in balancing its budget.

          Maintaining a healthy reserve in the Rainy Day Fund improves the state's credit rating, which helps reduce borrowing costs and spurs economic growth. In addition, the fund provides a safeguard to protect critical programs for Michigan's citizens should the state experience an economic downturn.

          The Michigan Constitution limits Michigan general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

          The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

Litigation
----------

          The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units, and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon the Fund's balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

MINNESOTA PORTFOLIO
-------------------

          The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Minnesota personal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

          The following is based on information obtained from an Official Statement, dated July 22, 2003, relating to $460,000,000
State of Minnesota General Obligation State Bonds and accompanying General Purpose Financial Statements for the fiscal year ended June 30, 2002.

Economic Climate
----------------

          Minnesota's population grew from 4,390,000 in 1990 to 4,934,000 in 2000, at an average annual compound rate of 1.2%, about the same as the United States as a whole during that period. Minnesota population is currently forecast to grow at an annual compounded rate of 0.8% through 2015.

          In 2002, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole.
State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

          In the period 1990 to 2000, overall employment growth in Minnesota increased by 23.1%, exceeding the nation, whose growth increased by 19.9%. Preliminary employment data indicate that the recession that began in March 2001 has been more severe in Minnesota than in the nation as a whole. For the 2000-2002 period, Minnesota employment declined by 1.5% compared to 0.7% nationally. While the importance of the agricultural sector in the State has decreased, manufacturing has been a strong sector, with Minnesota non-farm employment growth outperforming that of the United States in the 1990-2000 period. In the durable goods industries, the State's employment in 2002 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 27.2% of the State's durable goods employment was concentrated in 2002, as compared to 18.4% for the United States as a whole.

          The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2002, 31.3% of Minnesota's non-durable goods employment was concentrated in food and kindred industries and 15.7% in paper and allied industries. This compares to 24.8% and 9.1%, respectively, for comparable sectors in the national economy. Both of these sectors rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

          Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand employed in 1979 to 5.6 thousand employed in 2002. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

          Since 1990, State per capita personal income has usually been within eleven percentage points of national per capita personal income. In 2002, Minnesota per capita personal income was 110.1% of its U.S. counterpart. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and second during the period 2000 to 2002 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.5%. During the 2000-2002 period, Minnesota non-agricultural employment declined by 0.9%, while regional employment declined by 1.7%.

          During 2001 and 2002, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.7% in 2001, as compared to the national average of 4.7%, and 4.4% in 2002, compared to the national average of 5.8%.

Financial Condition
-------------------

          Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of nondedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

          Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow
Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

          The Cash Flow Account was established in the Accounting General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Legislature did not fund the Cash Flow Account Balance for the Current Biennium, which began on July 1, 2003.

          The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $522 million.

Current Biennium
----------------

          February 2003 Governor's Budget Recommendation. In February 2003, the Governor submitted a proposed budget to the Legislature for the Current Biennium (July 1, 2003 to June 30,
2005) that was based on the November 2002 forecast of Accounting General Fund revenues and expenditures. The February 2003 Governor's recommendation reflected a net increase in Accounting General Fund revenues of $1.581 billion from the November 2002 forecast for the Current Biennium. Current resources (total resources less the balance from the Previous Biennium) in the February Governor's recommendation would have increased by $3.047 billion (12.0 percent) over the Previous Biennium.

          The Governor included no general tax increases in his February 2003 recommendations. However, proposed one-time revenue changes totaled $1.384 billion. The Governor proposed transferring the balance of the tobacco endowment funds to the Accounting General Fund, representing a one-time estimated transfer of $1.029 billion. Additional revenue was to be derived from a repeal of a buyback of certain sales tax acceleration, a proposed merger of the Health Care Access Fund into the Accounting General Fund, and transfers from other State funds.

          Permanent non-dedicated revenue changes were recommended that totaled $197 million. Of this amount, $134 million was proposed from an increase in the State's Medical Assistance surcharge. The balance reflected various increases in State agencies' fees and other charges as well as an increase in revenues expected from enhanced tax compliance initiatives.

          The February 2003 Governor's recommendation for the Current Biennium decreased Accounting General Fund spending by $2.855 billion from the November 2002 projected forecast of current law. The total recommended spending of $28.120 billion equaled a $1.020 billion (3.8 percent) increase over the November 2002 forecast for the Previous Biennium.

          Current law provided for a total of $96 million in reserves including $55 million in the Budget Reserve Account and $41 million in a separate education reserve account. The Governor recommended eliminating the education reserve account and adding $404 million to restore the Budget Reserve Account to $350 million, approximately 3.8 percent of second year expenditures. The Governor also recommended statutory changes requiring that any future forecast balances first be directed to restoring the state Cash Flow Account to $350 million and then to increasing the Budget Reserve Account to 5 percent of second year expenditures.

          Based upon the Governor's budget recommendations, the planning estimates for the Next Biennium indicated that there would be structural balance, meaning that total reserves would exceed total expenditures.

          Updated February 2003 revenue and expenditure estimates resulted in only minimal change in the current law forecast. However, much of the expenditure saving reflected in the forecast had been previously recognized in the Governor's February recommendations. The revenue reductions projected in the February forecast produced a $125 million shortfall in the Governor's proposed budget. The Governor submitted supplemented budget recommendations to balance his proposed budget to the Legislature in March 2003, with minor updates in April 2003.

          The enacted budget conformed closely to all the major recommendations by the Governor. Compared to the February 2003 forecast of Accounting General Fund revenues and expenditures that indicated a total budget shortfall of $4.235 billion, the following represent the primary changes enacted to balance the budget. First, legislative actions affecting the Previous Biennium add $192 million with $180 million as the balance brought forward from the Previous Biennium to the Current Biennium. Second, revenue changes and transfers from other funds added $1.959 billion in additional resources, while reductions from forecast spending levels will save $2.509 billion in authorized spending. Finally, $426 million will be added to the Budget Reserve Account to increase it to a total of $522 million.

          No general tax increases were enacted. Total spending, excluding the impact of payment schedule changes was $367 million above the Governor's Budget Recommendation. This increase in spending above that recommended by the Governor was funded by $258 million of additional resources in the form of increased fees and one-time transfers from other state funds. Also offsetting the increased spending were additional changes in education aid and human services payment schedules that will yield $92 million in expenditure savings in the Current Biennium above the level recommended by the Governor.

          The 2003 legislative sessions produced no significant tax law changes. Accounting General Fund resources are forecast to be $28.822 billion. This is an increase of $1.959 billion over the amount forecast in the February 2003 forecast. This increase in resources is attributable primarily to a $1.029 billion one-time transfer of funds previously set aside in tobacco endowment accounts, $738 million resulting from changes in tax collection schedules and one-time transfers from other funds, and increased fees and other non-tax revenues that are deposited to the Accounting General Fund.

Litigation
----------

          There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $10 million on the State's expenditures and revenues during the Current Biennium.

NEW JERSEY PORTFOLIO
--------------------

          The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e. New Jersey municipal securities). In addition, during periods when the Fund's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

          The following is based on information obtained from an Official Statement, dated September 16, 2003, relating to
$1,500,000,000 State of New Jersey Tax and Revenue Anticipation
Notes, Series Fiscal 2004A.

Economic Climate
----------------

          New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51% and between 1990 and 2000 the growth rate accelerated to 0.83 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

          The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1977, casino gambling in Atlantic City has been an important State tourist attraction.

          During 2002 New Jersey's economy continued at a sluggish pace, similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since 1993 and was well below the 2.4% growth in 2000. Employment in 2002 decreased by 0.1%.

          Most of the job losses in 2001 were concentrated in manufacturing, a sector that has been declining for more than a decade. Transportation, utilities and business services also lost jobs in 2001.

          Personal income growth in New Jersey moderated to 4.5% in 2001, substantially below the record pace of 8.2% in 2000. As a result, retail sales rose by 7.0%, compared to almost 9.0% in 2001. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. In 2001, home building decreased by 16% from the 2000 level. New Jersey's unemployment rate rose to 4.2% in 2001, a rate below the national rate.

          New Jersey's economy is expected to follow the national trend in 2003. Employment growth is projected to remain below 1% in 2003. Personal income growth in New Jersey is expected to grow modestly in 2003. Housing starts are expected to ease slightly after another strong year in 2002. New vehicle registrations are projected to moderate but remain close to 600,300 units in 2003 and 2004. Inflation is expected to remain modest, below 3% in 2003 and 2004. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus and increasingly stable financial markets.

Financial Condition
-------------------

          The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

          Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

          For the fiscal year ended June 30, 2002, the undesignated fund balances, which are available for appropriation in succeeding fiscal years, for all funds were $292.3 million, a decrease of approximately $1 billion from fiscal year 2001. The undesignated fund balances for all funds are projected to be $251.5 million for fiscal year 2003. Revenues for the General Fund, in which the largest part of the financial operations of the State is accounted for, are estimated to be $16.3 billion for fiscal year 2003 and are projected to be $16.36 billion in fiscal year 2004.

State Indebtedness
------------------

          The New Jersey Sports and Exposition Authority (the "Sports Authority") has issued State guaranteed bonds of which $38,550,000 were outstanding as of June 30, 2003. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

          Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2003 there were approximately $699,465,00 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

          In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in July 2000, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2003, there were approximately $5,033,355,000 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

          Pursuant to legislation, the New Jersey Economic Development Authority (the "EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2003 there were approximately $209,997,869 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

          Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2003, there were approximately $2,739,434,183 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

          The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2003, there were approximately $500,145,000 aggregate principal amount of Market Transition Bonds outstanding.

          The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2003 stood at an aggregate principal amount of $1,022,881,057. Of this total, $88,190,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $813,366,057 and $121,325,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation
----------

          At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

          The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

          In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

          At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

OHIO PORTFOLIO
--------------

          The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Ohio personal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Shares of the Ohio Portfolio are available only to Ohio residents.

          The following is based on information obtained from a Preliminary Official Statement, dated July 29, 2003, relating to
$200,000,000 State of Ohio Common Schools General Obligation
Bonds, Series 2003B.

Economic Climate
----------------

          Ohio's 2000 decennial census population of 11,353,140 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.

          Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2000, Ohio ranked seventh in the nation with approximately $373 billion in gross state product and was third in manufacturing with an approximate value of $89 billion. As a percent of Ohio's 2000 gross state product, manufacturing was responsible for 24%, with 19% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2001 merchandise exports totaling $27 billion. The State's two leading export industries are machinery and motor vehicles, which together accounted for 60% of the value of Ohio's merchandise exports in 2001.

          Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1999 revenues reported in 2000 by Fortune, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate headquarters state.

          Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among "non-manufacturing" industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 81% of all non-agricultural payroll workers in Ohio.

          With 14.8 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2000 crop production value of $2.86 billion represented 3.1% of total U.S. crop production value. In 2000, Ohio's agricultural sector total output reached $5.5 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.1 billion.

Financial Condition
-------------------

          Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a Fiscal Year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

          The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive in both years of the 2002-03 biennium and some prior Fiscal Years.

          Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2003 with a GRF fund balance of $52,338,000. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any in each Fiscal Year. The BSF has a current balance of $180,705,000, after prior appropriation for the 2002-03 biennium of the entire July 1, 2001 BSF balance of $1,015,595,000.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

          The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

          Census figures for 2001 showed that Ohio then ranked 34th in state taxes per capita. As examples of rates of major taxes, the State sales tax is currently levied at the rate of 6%. The highest potential aggregate of State and permissive local sales taxes is currently 9%, and the highest currently levied in any county is 8%. The State gasoline tax was raised two cents on July 1, 2003 to 24 cents per gallon, one cent of which is specifically directed to local highway-related infrastructure projects.

          Current State personal income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. Reflecting amounts transferred from Fiscal Year ending GRF balances to the Income Tax Reduction Fund, personal income tax rates for each of the 1996 through 2000 tax years were reduced by approximately 6.61%, 3.99%, 9.34%, 3.63% and 6.93%, respectively. Based on Fiscal Years 2001 through 2003 financial results, no transfers were made to the Income Tax Reduction Fund for those years.

          Under current law, enacted in May 2002, beginning in July 2005 the State income tax brackets will be indexed to the Gross Domestic Product figures.

          The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

          Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2002 was 2.85%. A school district income tax is currently approved in 127 districts.

          Since 1960 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1960 and 1970 to eighth in 1990, increasing to seventh in 1994 through 2001, and moving back to eighth in 2002. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

Recent Bienniums
----------------

          For the 2000-01 biennium, GRF appropriations approximated $39.8 billion. Ohio ended the first year of the 2000-01 biennium with a GRF budgetary fund balance of $855.8 million, higher than anticipated due to lower-than-budgeted spending and higher-than-expected revenue. As a result, $610.4 million of the GRF's June 30, 2000 budgetary fund balance was transferred to the income tax reduction fund, $49.2 million was transferred to the BSF and the balance was carried forward to pay for budgeted expenditures in fiscal year 2001.

          In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

          The Governor announced in late March 2001 OBM's new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF cash balance of $817,069,000 and fund balance of $219,414,000, making that transfer unnecessary.

          Lengthy and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for the new Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

          The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The appropriations act provided for the use of certain reserves, aimed at achieving Fiscal Year and biennium ending positive fund balances based on estimates and projections at the time of passage. OBM was authorized by the original appropriations act to transfer, if necessary, up to $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to a State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance would have been reduced to approximately $855,000,000.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001, OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories, OBM then projected GRF revenue shortfalls for Fiscal Year 2002 of $709,000,000 and of $763,000,000 for current Fiscal
Year 2003. Executive and legislative actions were taken based on the then new OBM estimates, including reduced appropriations spending by most State agencies. Then in December, the General Assembly passed legislation, the more significant aspects of which included authorizing the transfer of up to $248,000,000 from the BSF to the GRF during the current biennium, reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, and reducing appropriations spending authorizations for the legislative and judicial branches.

          Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These updated estimates of GRF revenue shortfalls were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 and will be taken as necessary to ensure a positive GRF fund balance for the biennium.

          Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, already committed and appropriated to GRF use if needed in Fiscal Year 2003.

          On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. In late January 2003, the OBM announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor implemented additional spending reductions and also drew upon $193,000,000 of federal block grant aid made available to the State under a law effective May 28, 2003. The State ended the 2002-03 biennium with GRF and cash balances of $52,338,000 and $396,539,000, respectively, and a BSF balance of $180,705,000.

Current Biennium
----------------

          The GRF appropriations bill for the current biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor on June 26, 2003. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed.

          The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

          The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including: (i) a one cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), (ii) expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, (iii) moving local telephone companies from the public utility tax base to the corporate franchise and sales tax base, (iv) elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, (v) adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax.

          The Act also reflects the draw down during the biennium of an additional approximately $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Schools
-------

          In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement of that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. The two modifications directed by the Court, both of which would require action by the General Assembly, are (i) revisions of the formula and factors involved in calculating the per student costs of providing an adequate education (the Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001; and (ii) the effective date of full implementation of a parity aid program (already adopted and being phased in) is moved up by two years -- full funding to be in Fiscal Year 2004 rather than 2006.

          The Court granted the State's motion for reconsideration and clarification. It is not possible at this time to state what the Court's final action on reconsideration will be or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

Municipalities
--------------

          Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

          A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

          There are currently nine municipalities and one township in fiscal emergency status and six municipalities in fiscal watch status. A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

          The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

Litigation
----------

          The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

PENNSYLVANIA PORTFOLIO
----------------------

          The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Pennsylvania personal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.

          The following was obtained from an Official Statement, dated May 20, 2003, relating to the issuance of $826,015,000
Commonwealth of Pennsylvania General Obligation Bonds, Second
Series of 2003.

Economic Climate
----------------

          The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

          Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, approaching $1 billion in economic activity in 2001. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

          Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, natural and man-made lakes.

          Human resources are plentiful in Pennsylvania. The workforce is estimated at 5.7 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

          Pennsylvania is a Middle Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh.

          The Commonwealth is highly urbanized. Of the Commonwealth's 2002 mid-year population estimate, 79% resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44% of the State's total population. The population of Pennsylvania, the highest ever, 12.23 million people in 2002, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 and 65 years of age.

          Non-agricultural employment in Pennsylvania over the ten years ending in 2002 increased at an annual rate of 1.0%.
This rate compares to a 1.0% rate for the Middle Atlantic Region and 1.8% for the U.S. during the same period.

          Non-manufacturing employment in Pennsylvania has increased in recent years to 85.1% of total employment in 2002. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 14.9% of 2002 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2002, the services sector accounted for 33.9% of all non-agricultural employment while the trade sector accounted for 22.3%.

          Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-sixth of total non-agricultural employment in Pennsylvania, the non-electrical machinery industries employed the largest number of workers. Employment in the non-electrical machinery industries was 9.9% of Pennsylvania manufacturing employment but only 1.4% of total Pennsylvania non-agricultural employment in 2002.

          Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.1% in 1993. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of November 2003, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 5.2%.

          Personal income in the Commonwealth for 2002 was $291.4 billion, an increase of 3.4% over the previous year. During the same period, national personal income increased at a rate of 3.3%. Based on the 2002 personal income estimates, per capita income for 2002 was at $30,720 in the Commonwealth compared to per capita income in the United States of $31,737.

          The Commonwealth's 2002 average hourly wage rate of $15.99 compares favorably to the national average of $14.77 for 2002.

Financial Condition
-------------------

          The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

          Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

Financial Results for Recent Fiscal Years (Budgetary Basis)
-----------------------------------------------------------

          Fiscal 2002. Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

          Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%). Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

          Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

          Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001.

          Fiscal 2001. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

          Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over fiscal 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9% below fiscal 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0% for the fiscal year led by a 6.5% gain in withholding receipts. Miscellaneous revenues increased 6.8% over the prior fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting the recent trend of falling business profits, declined by 13.8% for fiscal 2001. Sales tax receipts, though below budget, increased by 2.6% over receipts during the previous fiscal year.

          Reserves for tax refunds in fiscal 2001 were $870 million, an increase of 6.7% over fiscal 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

          Fiscal 2000. At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutorily required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030.0 million) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6%) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year.

          Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, the personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6% ($53.5 million) largely from higher investment earnings. Higher than anticipated available cash balances and higher interest rates provided the gains in investment earnings. Tax cuts enacted for the fiscal year included (i) a reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million); (ii) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (iii) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (iv) restructure the public utility realty tax ($54.6 million); and (v) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

          Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7% ($1,026.0 million) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

Financial Results for Recent Fiscal Years (GAAP Basis)
------------------------------------------------------

          Fiscal 2002. At June 30, 2002, the General Fund reported a fund balance of $2,902.3 million, a decrease of $1,582.7 million from the reported $4,485.0 million fund balance at June 30, 2001. On a net basis, total assets decreased by $490.3 million to $7,692.9 million. Cash and investments decreased due to a decline in tax revenues; and, receivables increased because mandatory change in how taxes receivable are financially reported. Liabilities increased by $1,092.4 million to $4,790.6 million largely because of a mandatory offsetting change in deferred revenues related to how tax receivables are reported.

          The slowing national economy led to lower tax revenue collections during fiscal year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during fiscal year 2002.

          The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year. While a very large number in absolute terms, the General Fund total fund balance decrease includes the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth's primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of almost $515 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $41.5 million. During the fiscal year, total fund balance reservations decreased principally because of legislation closing the former Tax Stabilization Reserve Fund, previously financially reported as a General Fund balance reservation. On a net basis, fund balance designations declined by $455.2 million because prior year receipts from the Tobacco Master Settlement Agreement and related investment income totaling $851.4 million through June 30, 2001 were previously reported as a General Fund balance designation at June 30, 2001; those amounts were transferred to the newly established Tobacco Settlement Fund during fiscal year 2002. General Fund fund balance designations increased because of a new $300 million designation for the newly established Budget Stabilization Reserve Fund. Other fund balance designations increased by $96.2 million on a net basis during the fiscal year, principally a $78.7 million increase for group medical and life insurance, an $8.2 million increase for a judicial computer system and a $9.2 million increase for agency construction projects.

          Fiscal 2001. For fiscal year 2001 assets increased $454.2 million, a 5.9% increase over fiscal year 2000 to $8,183.2 million, primarily due to higher amount of funds in investments. Liabilities also rose during fiscal year 2001, increasing $232.9 million to $3,698.2 million. The increase of assets over liabilities for fiscal year 2000 caused the fund balance to increase by $221.3 million to $4,485.0 million as of June 30, 2001. The unreserved undesignated fund balance as of June 30, 2001 was $1,524.8 million, a $175.3 million reduction from the prior fiscal year.

          Revenues and other sources for fiscal 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residual equity transfers to produce a $221.3 million increase in fund balance at June 30, 2001. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year. Correspondingly, the unreserved-undesignated fund balance declined by $175.3 million from the prior fiscal year.

          Fiscal 2000. During the 2000 fiscal year, assets increased $1,731.4 million, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal year 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund.

          Revenues from taxes and other sources during fiscal year 2000 increased 5.9% over the fiscal year 1999 level. Taxes increased by $888.5 million representing a 4.9% increase while other revenues rose by $979.7 million. Expenditures and other uses rose during the fiscal year by 6.8%, led by a 21.4% increase in expenditures for economic development and assistance costs. However, that increase only accounted for $83.0 million of expenditure increase for the fiscal year. Expenditures in the largest expenditure category, public health and welfare, increased by $1,053.7 million representing a 7.2% increase.

City of Philadelphia
--------------------

          Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000
Census.

          The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.

          No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $840.6 million in special revenue bonds outstanding as of June 30, 2002. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt
-----------------

          The Constitution permits the Commonwealth to incur following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

          Net outstanding general obligation debt totaled $6,059.3 million at June 30, 2002, an increase of $643.1 million from June 30, 2001. Over the 10-year period ending June 30, 2002, total outstanding general obligation debt increased at an annual rate of 2.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.8%.

          Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation
----------

          In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2001 is $20.0 million.

VIRGINIA PORTFOLIO
------------------

          The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Virginia personal income tax. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Shares of the Virginia Portfolio are available only to Virginia residents.

          The following is based on information obtained from an Official Statement, dated June 1, 2003, relating to $178,155,000
Commonwealth of Virginia General Obligation Bonds, Series 2003A.

Economic Climate
----------------

          The Commonwealth's 2002 population of 7,293,542 was 2.5% of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2002 population density was 184.2 persons per square mile, compared with 81.5 persons per square mile for the United States.

          The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

          The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2001 population of 2,322,200. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

          According to the U.S. Department of Commerce, Virginians received over $233 billion in personal income in 2001. This represents a 73.6% increase over 1992 while the nation as a whole experienced a gain of 67.8% for the same period. In 2001, Virginia had per capita income of $32,431, the highest of the Southeast region and greater than the national average of $30,472. From 1991 to 2001, the Commonwealth's 4.4% average annual rate of growth in per capita income was slightly higher than the national growth rate of 4.3%. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

          More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Services, the largest employment sector, accounted for 32.7% of nonagricultural employment in 2001, and has increased by 27.7% from 1997-2001, making it the fastest growing sector in the Commonwealth. Wholesale and retail trade is also a significant employment sector, accounting for 21.7% of nonagricultural employment in 2001. Employment in the manufacturing sector decreased 8.1% from 1997 to 2001. Virginia has one of the greatest concentrations of high technology industry in the nation. The two largest categories are computer and data processing services and electronic and other electrical equipment manufacturing.

          Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 2001, an average of 3.5% of Virginia's citizens were unemployed as compared with the national average which was 4.8 percent.

          Virginia is one of twenty-one states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

          Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

Financial Condition
-------------------

          The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 2002, $632,969,000 was on deposit in the Revenue Stabilization Fund. In addition, $472,400,000 of the General Fund balance on June 30, 2002 was reserved for deposit in the Revenue Stabilization Fund.

          Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

2000-2002 Appropriations
------------------------

          On December 18, 1999, the Governor presented to the General Assembly the 2000-2002 Budget Bill for the 2000-2002 biennium (House Bill 30). The 2000-2002 Budget Bill presented about $3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), public safety ($227.2 million), economic development ($14.9 million), health and human resources ($274.7), natural resources ($35.3 million), new Office of Technology ($37.4 million), transportation ($409.8 million) and nonstate and cultural attractions ($21.6 million). The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

          The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted. The 2000-2002 Budget Bill was signed by the Governor on May 19, 2000, and became effective on July 1, 2000, as Chapter 1073, 2000 Acts of Assembly (the "2000 Appropriation Act").

          On December 20, 2000, the Governor presented to the General Assembly amendments to the 2000 Appropriation Act affecting the remainder of the 2000-2002 biennium (House Bill 1600/Senate Bill 800). The amendments reflect a downward revision in official revenue estimates. The Governor's proposed amendments to the 2000 Appropriation Act were considered by the 2001 Session of the General Assembly, which convened on January 10, 2001. However, the 2001 General Assembly adjourned on February 24, 2001 without adopting amendments to the 2000 Appropriation Act.

          On the evening of February 24, 2001, the Governor issued Executive Order 74 (2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12, 2001, the Governor announced administrative actions that balanced the budget. The Governor's plan identified a total of $506 million: $274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

2002-2004 Appropriations
------------------------

          On December 19, 2001, the Governor presented the 2002 Budget Bill for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257.0 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 million in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reduction for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget Bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

          On January 12, 2002, new Governor Warner submitted executive amendments to the 2002 Budget Bill presented by former Governor Gilmore. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium include partial restoration of school construction grants, increased funding for response to terrorism, elimination of non-general fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions include deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until FY 2005, and increasing the across-the-board cuts to seven percent in FY 2003 and eight percent in FY 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources would be used primarily to fund the courts and to increase funding for anti-terrorism activities.

          The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the general Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 Governor Warner signed the bill and vetoed six items. The bill became effective on July 1, 2002.

          On August 19, 2002, Governor Warner addressed members of the General Assembly concerning a general fund revenue shortfall for fiscal year 2002 and a revised (downward) revenue forecast for the 2002-04 biennium. For the 2002 fiscal year, total general fund revenues declined 3.8 percent from the prior year. A 1.7 percent decline had been projected. As a result, the Commonwealth ended fiscal year 2002 with revenue collections $237 million below the official forecast.

          On September 25, 2002, the Governor reported that rising expenditures for various entitlement and other programs, coupled with the previously announced revenue shortfall, had pushed the amount of the projected budget deficit considerably beyond $1.5 billion. The Governor also reported the receipt of agency plans for general fund expenditure reductions of up to 15 percent for the current biennium. Reductions in state agency budgets in excess of 15 percent require General Assembly approval.

          On October 15, 2002, the Governor directed agencies to begin implementing reductions amounting to $857.7 million over the 2002-2004 biennium. Of this amount, general fund reductions totaled $725.1 million and averaged 10.4 percent for the biennium. Nongeneral fund reductions totaled $132.6 million and averaged 11.6 percent. The Governor pointed out that the actions he took resolved only about half of the budget shortfall, and reported that he would develop further proposed actions to be included in his proposed amendments to the 2002-2004 biennial budget.

Litigation
----------

          The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Additional Investment Policies
------------------------------

          Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

          General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, Alliance Capital Management L.P. ("Alliance" or the "Adviser") will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

          Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

          Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

          Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

          A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

          Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

          Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

          Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

          Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

          Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

          Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

          There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's Investors Services, Inc. ("Moody's"), Standard & Poors Ratings Services ("S&P") and Fitch Ratings ("Fitch") represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

          Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

          After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

          Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

          The Portfolios have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to regulation as a pool operator under that Act. The Portfolios have adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

          The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

          For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

          Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by those Portfolios.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A straddle is a combination of a call and a put written on the same underlying security.

          The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

          If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

          The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be are illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Additional Investment Policies and Practices-Illiquid Securities" in the Prospectus.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller on the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Advisor's approved list of swap counterparties for that Portfolio.

          A Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing less than 75% of its total assets in municipal securities rated lower than Baa or BBB. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

          Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

          A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

          Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

          The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

          There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

          When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

          When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

          General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

          Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

          Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

          Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

          Special Risk Considerations. Securities rated Baa are considered by Moody's or BBB by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

          The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

          The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

          The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

          Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

          In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions
-----------------------

          Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

          (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users) or securities issued or guaranteed by the United States Government and (b) consumer finance companies, industrial companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, a Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer);

          (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

          (3) Make short sales of securities, maintain a short position or purchase securities on margin;

          (4) Participate on a joint or joint and several basis in any securities trading account;

          (5) Issue any senior security within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

          (6) Make loans of its assets to any person, except for
(i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 8 below and (iii) entering into repurchase agreements;

          (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

          (8) Purchase or sell commodities or commodity contracts, (except forward commitment contracts or contracts for the future acquisition of debt securities and related options, futures contracts and options on futures contracts and other similar contracts);

          (9) Write put and call options except in accordance with its investment objective and policies; or

          (10) Purchase or sell real estate.

          Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Trustees (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2003, totaling approximately $438 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

          At March 31, 2003, Alliance Holding owned approximately
76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2004, AXA Financial was the beneficial owner of approximately 19% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

          Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain trustees of the Fund, may be employees of the Adviser or its affiliates. The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Trustees. The Fund paid to the Adviser a total of $94,500, $94,500, $94,500, $-0-, $-0-,
$94,500, $94,500, $94,500 and $-0- in respect of such services during the fiscal year of the Fund ended September 30, 2003 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

          Under the terms of the Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses for each Portfolio do not exceed the portfolio distribution rate as determined from time to time by the Trustees. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Portfolio's fiscal year end.

          Effective as of January 1, 2004, the Adviser voluntarily waived a portion of its advisory fee. This waiver may be terminated at any time, but it is expected to continue for at least five years. The advisory fee waiver would reduce advisory fees to 0.45% for each Portfolio.

          For the fiscal year ended September 30, 2001, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $716,291, $1,259,335, $840,586, $346,259, $293,197, $1,118,634, $697,205,
$981,087 and $771,733, respectively. Of such amounts, $507,697, $712,031, $502,210, $150,901, $182,896, $472,694, $397,090,
$329,877 and $518,023, respectively, were waived by the Adviser.

          For the fiscal year ended September 30, 2002, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $1,194,413, $1,504,803, $1,149,403, $770,276, $545,111, $1,638,603,
$1,051,257, $1,259,294, and $1,062,472, respectively. Of such amounts, $651,396, $739,803, $554,662, $163,752, $243,888,
$643,417, $502,656, $369,939 and $643,395, respectively, were waived by the Adviser.

          For the fiscal year ended September 30, 2003, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $1,420,369, $1,679,188, $1,116,133, $1,092,766, $686,867, $1,607,478,
$1,296,382, $1,302,151 and $1,221,289, respectively. Of such amounts, $768,637, $879,924, $646,589, $242,316, $322,488,
$677,548, $632,451, $452,746 and $740,312, respectively, were waived by the Adviser.

          The Advisory Agreement became effective on May 12, 1993. The Advisory Agreement continues in effect from with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Fund's Trustees, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Trustees approved the continuance of the Advisory Agreement with respect to each Portfolio for another annual term at their meeting held on July 22-24, 2003.

          The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Trustees and Officers
---------------------

Trustee Information
-------------------

          The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                         PORTFOLIOS   OTHER
                                PRINCIPAL                IN FUND      DIRECTOR-
NAME, AGE AND                   OCCUPATION(S)            COMPLEX      SHIPS
ADDRESS OF TRUSTEE              DURING PAST              OVERSEEN     HELD BY
(YEARS OF SERVICE*)             5 YEARS                  BY TRUSTEE   TRUSTEE
-------------------             -------                  ----------   -------

INTERESTED TRUSTEE

Marc O. Mayer,** 46,            Executive Vice           68          None
1345 Avenue of the Americas,    President of ACMC
New York, NY 10105              since 2001; prior
(Elected on November 18, 2003)  thereto, Chief
                                Executive Officer of
                                Sanford C. Bernstein
                                & Co., LLC ("SCB &
                                Co.") and its
                                predecessor since
                                prior to 1999.
                                DISINTERESTED
                                TRUSTEES

Chairman of the Trustees

William H. Foulk, Jr.,          Investment adviser       116         None
#+ 71,                          and an independent
2 Sound View Drive,             consultant.  He was
Suite 100,                      formerly Senior
Greenwich, CT 06830 (5)         Manager of Barrett
                                Associates, Inc., a
                                registered
                                investment adviser,
                                with which he had
                                been associated
                                since prior to 1999.
                                He was formerly
                                Deputy Comptroller
                                and Chief Investment
                                Officer of the State
                                of New York and,
                                prior thereto, Chief
                                Investment Officer
                                of the New York Bank
                                for Savings.

Ruth Block,***#+ 73,            Formerly Executive       96          None
500 S.E. Mizner Blvd.,          Vice President and
Boca Raton, FL 33432            Chief Insurance Officer
(9)                             of The Equitable Life
                                Assurance Society of
                                the United States;
                                Chairman and Chief
                                Executive Officer of
                                Evlico; Director of
                                Avon, BP (oil and gas),
                                Ecolab Incorporated
                                (specialty chemicals),
                                Tandem Financial Group
                                and Donaldson, Lufkin &
                                Jenrette Securities
                                Corporation; former
                                Governor at Large,
                                National Association of
                                Securities Dealers,
                                Inc.

David H. Dievler,#+ 74,         Independent              100         None
P.O. Box 167,                   consultant.  Until
Spring Lake, NJ 07762 (9)       December 1994 he was
                                Senior Vice
                                President of ACMC
                                responsible for
                                mutual fund
                                administration.
                                Prior to joining
                                ACMC in 1984 he was
                                Chief Financial
                                Officer of Eberstadt
                                Asset Management
                                since 1968. Prior to
                                that he was a Senior
                                Manager at Price
                                Waterhouse & Co.
                                Member of American
                                Institute of
                                Certified Public
                                Accountants since
                                1953.

John H. Dobkin,#+ 61,           Consultant.              98          None
P.O. Box 12,                    Formerly President
Annandale, NY 12504 (9)         of Save Venice
                                (preservation
                                organization) from
                                2001-2002, Senior
                                Advisor from June
                                1999 - June 2000 and
                                President of
                                Historic Hudson
                                Valley (historic
                                preservation) from
                                December 1989 - May
                                1999. Previously,
                                Director of the
                                National Academy of
                                Design and during
                                1988-1992, Director
                                and Chairman of the
                                Audit Committee of
                                ACMC.

Donald J. Robinson, #+ 69,      Senior Counsel to        96          None
98 Hell's Peak Road,            the law firm of Orrick,
Weston, VT 05161 (5)            Herrington &
                                Sutcliffe LLP since
                                prior to 1999.
                                Formerly a senior
                                partner and a member
                                of the Executive
                                Committee of that
                                firm. He was also a
                                member and Chairman
                                of the Municipal
                                Securities
                                Rulemaking Board and
                                Trustee of the
                                Museum of the City
                                of New York.

--------
*    There is no stated term of office for the Fund's Trustees.
** Mr. Mayer is an "interested person," as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
*** Ms. Block is currently a disinterested trustee. Prior to October 21, 2004 Ms. Block owned 116 American Depository Shares of AXA, which is a controlling person of the Fund's Adviser, with a valuation as of December 31, 2003 of $2,396 (constituting less than 0.01% of the American Depository Shares). Ms. Block received these shares over ten years ago as a result of the demutualization of The Equitable Life Assurance Society of the United States. During the time Ms. Block owned these shares, she was an "interested person" of the Adviser under the 1940 Act and would not have been a "disinterested trustee."
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

          The Fund's Trustees have two standing committees -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies or newly created positions of the Trustees. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          The Nominating Committee has a charter and, pursuant to the charter, the Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have owned at least 5% of a Portfolio's common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Fund may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Nominating Committee must provide the following information to the Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          In approving the most recent annual continuance of the Fund's Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

          The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the expense limitation agreements for the Portfolios that provide for waiver of fees by the Adviser or reimbursement of expenses if needed to maintain certain monthly distribution rates, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that each Portfolio reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Portfolios.

          The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.

                                                       AGGREGATE DOLLAR RANGE
                                                       OF EQUITY SECURITIES
                           DOLLAR RANGE OF EQUITY      IN THE ALLIANCEBERNSTEIN
                           SECURITIES IN THE FUND AS   FUND COMPLEX AS OF
                           OF DECEMBER 31, 2003        DECEMBER 31, 2003
                           --------------------        -----------------

Marc O. Mayer              None                        Over $100,000
Ruth Block                 None                        Over $100,000
David H. Dievler           Over $100,000               Over $100,000
John H. Dobkin             None                        Over $100,000
William H. Foulk, Jr.      None                        Over $100,000
Donald J. Robinson         None                        Over $100,000

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                POSITION(S) HELD         PRINCIPAL OCCUPATION
AND (AGE)                     WITH FUND                DURING PAST 5 YEARS
---------                     ---------                -------------------

Marc O. Mayer, (46)           President                See biography above.

Kathleen A. Corbet, (43)      Senior Vice President    Executive Vice President
                                                       of ACMC,** with which she
                                                       has been associated since
                                                       prior to 1999.

Robert B. Davidson III, (41)  Senior Vice President    Senior Vice President of
                                                       ACMC,** with which he has
                                                       been associated since
                                                       prior to 1999.

Philip L. Kirstein, (59)      Senior Vice              Senior Vice President and
                              President                Independent Compliance
                              and Independent          Officer - Mutual Funds of
                              Compliance Officer       ACMC,** with which he has
                                                       been associated since
                                                       October 2004. Prior
                                                       thereto, he was Counsel
                                                       of Kirkpatrick &
                                                       Lockhart, LLP from 2003
                                                       to October 2004, and
                                                       General Counsel and First
                                                       Vice President of Merrill
                                                       Lynch Investment Managers
                                                       since prior to 1999.

David M. Dowden, (38)         Vice President           Senior Vice President of
                                                       ACMC,** with which he has
                                                       been associated since
                                                       1999.

Terrance T. Hults, (37)       Vice President           Senior Vice President of
                                                       ACMC,** with which he has
                                                       been associated since
                                                       prior to 1999.

William E. Oliver, (54)       Vice President           Senior Vice President of
                                                       ACMC,** with which he has
                                                       been associated since
                                                       prior to 1999.

Mark R. Manley, (41)          Secretary                Senior Vice President and
                                                       Acting General Counsel
                                                       of ACMC,** with which
                                                       he has been associated
                                                       since prior to 1999.

Andrew L. Gangolf, (49)       Assistant Secretary      Senior Vice President and
                                                       Assistant General Counsel
                                                       of AllianceBernstein
                                                       Investment Research and
                                                       Management, Inc.
                                                       ("ABIRM"),** with which
                                                       he has been associated
                                                       since prior to 1999.

Mark D. Gersten, (53)         Treasurer and Chief      Senior Vice President of
                              Financial Officer        AGIS** and Vice President
                                                       of ABIRM,** with which he
                                                       has been associated
                                                       since prior to 1999.

Thomas R. Manley, (52)        Controller               Vice President of ACMC,**
                                                       with which he has been
                                                       associated since prior
                                                       to 1999.

--------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, and AGIS are affiliates of the Fund.

          The aggregate compensation paid by the Fund to each of the Trustees during the Fund's fiscal year ended September 30, 2003, the aggregate compensation paid to each of the Trustees during calendar year 2003 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those funds) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                    Total          Total
                                                    Number of      Number of
                                                    Investment     Investment
                                                    Companies      Portfolios
                                                    in the         within the
                                                    Alliance-      Alliance-
                                     Total          Bernstein      Bernstein
                                     Compensation   Fund Complex,  Fund Complex,
                                     From           Including      Including
                                     the Alliance-  the Fund,      the Fund as
                                     Bernstein      as to which    to which the
                      Aggregate      Fund Complex,  the Trustee    Trustee is
                      Compensation   Including      is a Director  a Director
Name of Trustee       From the Fund  the Fund       or Trustee     or Trustee
---------------       -------------  --------       ----------     ----------

Marc O. Mayer         $0              $0            40               68
Ruth Block            $3,311          $205,550      43               96
David H. Dievler      $3,307          $264,400      47              100
John H. Dobkin        $3,307          $234,550      45               98
William H. Foulk, Jr. $3,305          $248,650      50              116
Donald J. Robinson    $4,076          $205,347      43               96

          As of January 5, 2004, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the fiscal year ended September 30, 2003, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $325,622, $326,533, $156,442, $171,584, $194,689, $261,836, $217,890, $270,693 and
$223,358, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described below aggregating $466,033, $368,430, $234,566, $180,872, $419,838, $198,539, $331,470,
$243,030 and $365,635 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

          During the Fund's fiscal year ended September 30, 2003, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $929,062, $1,084,886, $778,513, $565,264, $244,774, $1,199,067, $793,682,
$724,454 and $854,675, respectively, which constituted approximately 1.00% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described below aggregating $183,442, $126,182, $107,414, $344,611, $129,497, $0,
$508,715, $0 and $0 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively. For the New Jersey, Pennsylvania and Virginia Portfolios, $190,963, $10,743 and $56,078, respectively, were used to offset the distribution services fees paid in prior years.

          During the Fund's fiscal year ended September 30, 2003, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $258,124, $513,373, $485,825, $611,214, $205,248, $500,113, $554,230,
$456,679 and $354,860, respectively, which constituted approximately 1.00%, of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described below aggregating $76,152, $166,860, $214,822, $216,099, $120,926,
$177,860, $124,312, $209,908 and $156,307 for the Arizona,
Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

          Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

Arizona Portfolio
-----------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  -------------------         -------------------          -------------------
Advertising/Marketing                    $  6,077                    $    4,093                   $  1,777

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $    464                    $      206                   $     98

Compensation to Underwriters             $160,886                    $  114,658                   $ 40,766

Compensation to Dealers                  $401,966                    $  689,965                   $221,512

Compensation to
  Sales Personnel                        $ 56,034                    $   74,620                   $ 26,266

Interest, Carrying or Other
Financing Charges                        $      0                    $  116,915                   $  3,213

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)           $166,228                    $  112,047                   $ 40,644

Totals                                   $791,655                    $1,112,504                   $334,276
                                         ========                    ==========                   ========

Florida Portfolio
-----------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  -------------------         -------------------          -------------------
Advertising/Marketing                    $  5,071                    $    4,937                   $  2,545

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $     81                    $      335                   $    193

Compensation to Underwriters             $128,769                    $  129,733                   $ 73,610

Compensation to Dealers                  $385,087                    $  766,251                   $499,228

Compensation to Sales Personnel          $ 44,700                    $   72,657                   $ 30,953

Interest, Carrying or Other
Financing Charges                        $      0                    $  108,795                   $  3,878

Other (includes personnel costs
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $131,255                    $  128,360                   $ 69,826

Totals                                   $694,963                    $1,211,068                   $680,233
                                         ========                    ==========                   ========

Massachusetts Portfolio
-----------------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  --------------------        -------------------          -------------------
Advertising/Marketing                    $  3,299                    $    4,578                   $  3,367

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than  Current Shareholders               $     99                    $      178                   $     66

Compensation to Underwriters             $ 87,964                    $  118,364                   $ 91,960

Compensation to Dealers                  $207,452                    $  510,137                   $471,340

Compensation to Sales Personnel          $  8,885                    $   41,123                   $ 37,423

Interest, Carrying or Other
Financing Charges                        $      0                    $   91,451                   $  2,739

Other (includes personnel costs
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $ 83,309                    $  120,096                   $ 93,752

Totals                                   $391,008                    $  885,927                   $700,647
                                         ========                    ==========                   ========

Michigan Portfolio
------------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  --------------------        -------------------          -------------------
Advertising/Marketing                    $  2,792                    $    3,704                   $  4,754

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $    149                    $      217                   $    371

Compensation to Underwriters             $ 76,066                    $   94,810                   $126,232

Compensation to Dealers                  $170,528                    $  581,931                   $494,570

Compensation to Sales Personnel          $ 28,038                    $   59,408                   $ 70,463

Interest, Carrying or Other
Financing Charges                        $      0                    $   68,637                   $  7,993

Other (includes personnel costs
of those home office employees
involved in the distribution effort
and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $ 74,883                    $  101,168                   $122,930

Totals                                   $352,456                    $  909,875                   $827,313
                                         ========                    ==========                   ========

Minnesota Portfolio
-------------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  --------------------        -------------------          -------------------
Advertising/Marketing                    $  5,613                    $    2,446                   $  2,245

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $    146                    $       53                   $     79

Compensation to Underwriters             $156,641                    $   57,733                   $ 58,753

Compensation to Dealers                  $248,543                    $  216,072                   $193,201

Compensation to Sales Personnel          $ 41,121                    $   12,914                   $ 14,614

Interest, Carrying or Other
Financing Charges                        $      0                    $   28,325                   $  2,045

Other (includes personnel costs
of those home office employees
involved in the distribution effort
and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $162,463                    $   56,728                   $ 55,237

Totals                                   $614,527                    $  374,271                   $326,174
                                         ========                    ==========                   ========

New Jersey Portfolio
--------------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  --------------------        -------------------          -------------------
Advertising/Marketing                    $  3,284                    $    5,861                   $  3,207

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $     81                    $      111                   $     56

Compensation to Underwriters             $ 90,043                    $  154,301                   $ 83,242

Compensation to Dealers                  $240,955                    $  513,424                   $482,996

Compensation to Sales Personnel          $ 18,127                    $   41,086                   $ 21,292

Interest, Carrying or Other
Financing Charges                        $      0                    $  140,557                   $  1,950

Other (includes personnel costs
of those home office employees
involved in the distribution effort
and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $107,885                    $  152,764                   $ 85,230

Totals                                   $460,375                    $1,008,104                   $677,973
                                         ========                    ==========                   ========

Ohio Portfolio
--------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  --------------------        -------------------          -------------------
Advertising/Marketing                    $  4,210                    $    5,004                   $  2,503

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $    301                    $      322                   $    133

Compensation to Underwriters             $109,085                    $  128,657                   $ 71,496

Compensation to Dealers                  $274,368                    $  866,855                   $485,833

Compensation to Sales Personnel          $ 47,616                    $   80,791                   $ 45,679

Interest, Carrying or Other
Financing Charges                        $      0                    $   89,676                   $  4,452

Other (includes personnel costs
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $113,780                    $  131,092                   $ 68,446

Totals                                   $549,360                    $1,302,397                   $678,542
                                         ========                    ==========                   ========

Pennsylvania Portfolio
----------------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  --------------------        -------------------          -------------------
Advertising/Marketing                    $  4,345                    $    3,615                   $  3,724

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $     79                    $      109                   $     66

Compensation to Underwriters             $110,840                    $   98,473                   $100,061

Compensation to Dealers                  $267,941                    $  412,754                   $431,883

Compensation to Sales Personnel          $ 19,300                    $   28,778                   $ 28,080

Interest, Carrying or Other
Financing Charges                        $      0                    $   74,587                   $  3,386

Other (includes personnel costs
of those home office employees
involved in the distribution effort
and the travel-related expenses
incurred by the marketing
personnel conducting seminars)           $111,218                    $   95,395                   $ 99,387

Totals                                   $513,723                    $  713,711                   $666,587
                                         ========                    ==========                   ========

Virginia Portfolio
------------------

                                     Class A Shares              Class B Shares               Class C Shares
                                     (For the Fiscal             (For the Fiscal              (For the Fiscal
                                     year ended                  year ended                   year ended
Category of Expense                  September 30, 2003)         September 30, 2003)          September 30, 2003)
-------------------                  -------------------         -------------------          -------------------
Advertising/Marketing                    $  5,117                    $    3,552                   $  2,839

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $    170                    $      120                   $    225

Compensation to Underwriters             $129,293                    $  101,769                   $ 73,666

Compensation to Dealers                  $296,618                    $  472,301                   $325,173

Compensation to Sales Personnel          $ 27,779                    $   32,788                   $ 31,905

Interest, Carrying or Other
Financing Charges                        $      0                    $   90,750                   $  3,149

Other (includes personnel costs
of those home office employees
involved in the distribution effort
and the travel-related expenses
incurred by the marketing
personnel conducting seminars)           $130,016                    $   97,317                   $ 74,210

Totals                                   $588,993                    $  798,597                   $511,167
                                         ========                    ==========                   ========

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares, in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for each Portfolio were, as of that time, as follows:

                                 Class B                      Class C
                                 (as a percent-               (as a percent-
                                 age of the                   age of the
                                 net assets                   net assets
Fund                Class B      of Class B)    Class C       of Class C)
----                -------      -----------    -------       -----------

Arizona             $4,906,344    5.5%          $  901,804     3.6%
Florida             $5,099,288    4.9%          $2,356,643     5.0%
Massachusetts       $4,020,352    5.4%          $2,288,386     4.9%
Michigan            $3,766,024    6.5%          $2,795,452     5.1%
Minnesota           $2,889,260   11.9%          $1,766,639     9.2%
New Jersey          $6,211,390    5.6%          $2,278,672     5.0%
Ohio                $5,340,482    6.4%          $2,420,638     4.5%
Pennsylvania        $4,063,578    5.9%          $2,109,765     4.9%
Virginia            $4,561,808    5.5%          $1,521,583     4.5%

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect with respect to each class of a Portfolio provided that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Trustees approved the continuance of the Agreement for another annual term at their meeting on July 22-24, 2003.

          In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares reflecting the additional costs associated with the Class B shares and Class C shares CDSC. For the fiscal year ended September 30, 2003, AGIS was entitled to receive $486,500 under the transfer agency agreement.

Code of Ethics
--------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General
-------

          Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

          Investors may purchase shares of a Portfolio either through selected dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS, may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

     o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet, may be suspended for such account. AllianceBernstein Mutual Funds accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS, that the account holder did not or will not in the future engage in excessive or short duration trading.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS, may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS, consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading Generally
-------------------------------------------------------------------

          While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of funds shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

          In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

          The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

          Risks Resulting from Imposition of Account Blocks in Response to Excessive or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

          The Fund reserves the right to suspend the sale of shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of a Portfolio's shares, shareholders will not be able to acquire those shares, including through an exchange.

          The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective per share net asset values of the various classes of shares of each Portfolio are expected to be substantially the same. However, the per share net asset values of the Class B and Class C shares will generally be slightly lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her investment. As a convenience to the shareholder, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Trustees of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements-Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal year ended September 30, 2003, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $359,671; the Minnesota Portfolio were $84,653; the New Jersey Portfolio were $157,376; the Ohio Portfolio were $334,483; the Pennsylvania Portfolio were $213,775; the Michigan Portfolio were $248,008; the Massachusetts Portfolio were $125,303; the Virginia Portfolio were $256,099; and the Arizona Portfolio were $514,150. Of that amount, the Principal Underwriter received the amount of $19,169 for the Florida Portfolio; $12,282 for the Minnesota Portfolio; $8,627 for the New Jersey Portfolio; $22,751 for the Ohio Portfolio; $14,961 for the Pennsylvania Portfolio; $18,053 for the Michigan Portfolio; $9,690 for the Massachusetts Portfolio; $16,837 for the Virginia Portfolio; and $34,347 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2003, the Principal Underwriter received in CDSCs with respect to Class A redemptions $1,159 for the Florida Portfolio; $2,624 for the Minnesota Portfolio; $38 for the New Jersey Portfolio; $7,904 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $2,103 for the Michigan Portfolio; $5,007 for the Massachusetts Portfolio; $27,339 for the Virginia Portfolio and $6,307 for the Arizona Portfolio. During the fiscal year ended September 30, 2003, the Principal Underwriter received in CDSCs with respect to Class B redemptions $120,416 for the Florida Portfolio; $18,304 for the Minnesota Portfolio; $189,000 for the New Jersey Portfolio; $96,027 for the Ohio Portfolio, $64,989 for the Pennsylvania Portfolio, $84,115 for the Michigan Portfolio, $101,241 for the Massachusetts Portfolio, $75,091 for the Virginia Portfolio and $140,576 for the Arizona Portfolio. During the fiscal year ended September 30, 2003, the Principal Underwriter received in CDSCs with respect to Class C redemptions $10,476 for the Florida Portfolio; $8,466 for the Minnesota Portfolio; $18,353 for the New Jersey Portfolio; $14,717 for the Ohio Portfolio; $10,463 for the Pennsylvania Portfolio; $53,781 for the Michigan Portfolio; $19,857 for the Massachusetts Portfolio; $11,290 for the Virginia Portfolio and $9,032 for the Arizona Portfolio.

          During the Fund's fiscal year ended September 30, 2002, the aggregate amounts of underwriting commissions payable with respect to shares of the Florida Portfolio were $540,945; the Minnesota Portfolio were $489,742; the New Jersey Portfolio were $562,156; the Ohio Portfolio were $442,226; the Pennsylvania Portfolio were $430,263; the Michigan Portfolio were $549,082; the Massachusetts Portfolio were $263,720; the Virginia Portfolio were $550,636; and the Arizona Portfolio were $816,745; of that amount, the Principal Underwriter received the amount of $464,072 for the Florida Portfolio; $442,150 for the Minnesota Portfolio; $501,479 for the New Jersey Portfolio; $382,483 for the Ohio Portfolio; $378,164 for the Pennsylvania Portfolio; $466,170 for the Michigan Portfolio; $224,033 for the Massachusetts Portfolio; $475,130 for the Virginia Portfolio and $706,639 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2002, the Principal Underwriter received in CDSCs with respect to Class A redemptions $7,920 for the Florida Portfolio; $2,053 for the Minnesota Portfolio; $4,780 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $6,747 for the Michigan Portfolio; $28,823 for the Massachusetts Portfolio; $0 for the Virginia Portfolio and $5,149 for the Arizona Portfolio. During the fiscal year ended September 30, 2002, the Principal Underwriter received in CDSCs with respect to Class B redemptions $93,999 for the Florida Portfolio; $8,555 for the Minnesota Portfolio; $174,701 for the New Jersey Portfolio; $81,911 for the Ohio Portfolio; $56,003 for the Pennsylvania Portfolio; $49,507 for the Michigan Portfolio, $76,636 for the Massachusetts Portfolio; $92,212 for the Virginia Portfolio and $119,756 for the Arizona Portfolio. During the fiscal year ended September 30, 2002, the Principal Underwriter received in CDSCs with respect to Class C redemptions $11,129 for the Florida Portfolio; $3,122 for the Minnesota Portfolio; $34,140 for the New Jersey Portfolio; $8,857 for the Ohio Portfolio; $5,831 for the Pennsylvania Portfolio; $20,056 for the Michigan Portfolio; $23,157 for the Massachusetts Portfolio; $8,471 for the Virginia Portfolio and $4,605 for the Arizona Portfolio.

          During the Fund's fiscal year ended September 30, 2001, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $1,106,419; the Minnesota Portfolio were $366,923; the New Jersey Portfolio were $1,381,968; the Ohio Portfolio were $631,059; the Pennsylvania Portfolio were $960,683; the Michigan Portfolio were $727,616; the Massachusetts Portfolio were $673,762; the Virginia Portfolio were $851,457; and the Arizona Portfolio were $1,310,949. Of that amount, the Principal Underwriter, received the amount of $57,116 for the Florida Portfolio; $21,175 for the Minnesota Portfolio; $43,052 for the New Jersey Portfolio; $21,502 for the Ohio Portfolio; $28,390 for the Pennsylvania Portfolio; $29,903 for the Michigan Portfolio; $29,687 for the Massachusetts Portfolio; $18,434 for the Virginia Portfolio; and $42,568 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2001, the Principal Underwriter received in CDSCs with respect to Class B redemptions $105,966 for the Florida Portfolio; $9,654 for the Minnesota Portfolio; $75,197 for the New Jersey Portfolio; $63,263 for the Ohio Portfolio, $47,163 for the Pennsylvania Portfolio, $39,732 for the Michigan Portfolio, $67,615 for the Massachusetts Portfolio, $63,394 for the Virginia Portfolio and $62,400 for the Arizona Portfolio. During the fiscal year ended September 30, 2001, the Principal Underwriter received in CDSCs with respect to Class A redemptions $0 for the Florida Portfolio; $0 for the Minnesota Portfolio; $5,000 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $4,698 for the Michigan Portfolio; $0 for the Massachusetts Portfolio; $7 for the Virginia Portfolio and $0 for the Arizona Portfolio. During the fiscal year ended September 30, 2001, the Principal Underwriter received in CDSCs with respect to Class C redemptions $3,299 for the Florida Portfolio; $1,781 for the Minnesota Portfolio; $8,846 for the New Jersey Portfolio; $5,582 for the Ohio Portfolio; $1,242 for the Pennsylvania Portfolio; $5,266 for the Michigan Portfolio; $4,462 for the Massachusetts Portfolio; $9,006 for the Virginia Portfolio and $402 for the Arizona Portfolio.

Class A Shares
--------------

          The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                              Discount or
                                                              Commission to
                                              As % of         Dealers or Agents
Amount                       As % of Net      the Public      As % of
of Purchase                  Amount Invested  Offering Price  Offering Price
-----------                  ---------------  --------------  --------------

Less than
     $100,000                4.44%             4.25%           4.00%

$100,000 but
     less than
     $250,000                3.36              3.25            3.00

$250,000 but
     less than
     $500,000                2.30              2.25            2.00

$500,000 but
     less than $1,000,000*   1.78              1.75            1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at Net Asset Value. Each
Portfolio may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates;

         (ii) officers and present or former Directors or Trustees of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

        (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
               Underwriter, AGIS and their affiliates;

         (iv) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group
               Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Proceeds from the CDSC on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                            Contingent Deferred Sales Charge as a
Year Since Purchase         % of Dollar Amount Subject to Charge
-------------------         ------------------------------------

         First                          3.0%
         Second                         2.0%
         Third                          1.0%
         Fourth                         None

          In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          The CDSCs is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder,
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below),
(v) sold through programs offered by financial intermediaries and approved by ABIRM, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Advisor Class Shares
--------------------

          Advisor Class shares of a Portfolio may be purchased and held solely (i) through accounts established under fee-based programs, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Portfolio in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, or Class C shares.

Conversion of Advisor Class Shares to Class - A Shares
------------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at net asset value to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at net asset value) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at net asset value to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
     -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
     -AllianceBernstein Corporate Bond Portfolio
     -AllianceBernstein Quality Bond Portfolio
     -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
     -California Portfolio
     -Insured California Portfolio
     -Insured National Portfolio
     -National Portfolio
     -New York Portfolio
AllianceBernstein Municipal Income Fund II
     -Arizona Portfolio
     -Florida Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
     -Biotechnology Portfolio
     -Premier Portfolio
     -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
     -AllianceBernstein Global Value Fund
     -AllianceBernstein International Value Fund
     -AllianceBernstein Small Cap Value Fund
     -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
     -AllianceBernstein Balanced Wealth Strategy
     -AllianceBernstein Growth Fund
     -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
     -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein Short Duration Portfolio
     -AllianceBernstein Tax-Managed International Portfolio -AllianceBernstein International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

        (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on that date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of such Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares.
Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

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               REDEMPTION AND REPURCHASE OF SHARES

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          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust requires that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if, an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks of September 11 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                       SHAREHOLDER SERVICES

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          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only
-------------------------------------

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card which is included in the Subscription Application to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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                         NET ASSET VALUE

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          The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Trustees have delegated to the Adviser, subject to the Trustees' continuing oversight, certain of their duties with respect to the Pricing Policies.

         With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Trustees;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Trustees, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Trustees.

          With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Trustees.

          Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Trustees at fair value.

          A Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Trustees.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                DIVIDENDS, DISTRIBUTIONS AND TAXES

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          General. Each Portfolio of the Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

          Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

          Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

          The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

          Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

          For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement.

          Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

          Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for individual shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of such shareholder's holding period in his or her shares.

          If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

          Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

          Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflects the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

          Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

          Florida Portfolio. Although Florida does not impose an individual income tax, it imposes an intangible personal property tax on Florida resident individuals, Florida residents holding beneficial interests in trusts, and corporations at the rate of $1 per $1,000 taxable value of certain securities and other intangible assets, including mutual fund shares. Florida municipal securities and U.S. Government securities are exempt from the intangible tax. Shares of the Florida Portfolio will qualify as exempt if, among other things, at least 90% of the net asset value of the Portfolio is invested in exempt securities at the close of the calendar year. It is anticipated that Florida Portfolio shares will qualify and will be exempt from the intangible tax. Exempt interest-dividends and gain paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax. Corporate shareholders who are subject to federal alternative minimum tax (AMT) may be subject to Florida AMT on portfolio distributions out of the income of AMT-subject bonds in which the Florida Portfolio invests.

          Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes at capital gains tax rates. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

          Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income and single business taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. government securities, including capital gain distributions, are subject to Michigan income and single business tax.

          Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

          New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invests only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.

          Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

          Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

          Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

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                      PORTFOLIO TRANSACTIONS

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          Subject to the general supervision of the Trustees of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. In connection with seeking best price and execution, the Fund does not consider sales of Portfolio shares as a factor in the selection of dealers to effect portfolio transactions.

          The Fund may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Adviser. In such instances the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended September 30, 2001, 2002 and 2003 the Arizona, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions.

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                       GENERAL INFORMATION

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Capitalization
--------------

          The Fund is a Massachusetts business trust organized in 1993. Effective March 31, 2003, the Fund changed its name from
Alliance Municipal Income Fund II to AllianceBernstein Municipal
Income Fund II.

          The Fund has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into nine series, one underlying each Portfolio of the Fund. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within a Portfolio. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

Shareholder Liability
---------------------

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

          As of January 5, 2004, there were outstanding 162,016,155 voting shares of beneficial interest of the Fund, including, 9,289,262 Class A shares, 8,184,896 Class B shares and 2,189,631 Class C shares of the Arizona Portfolio; 10,210,653 Class A shares, 9,692,629 Class B shares and 4,322,777 Class C shares of the Florida Portfolio; 3,752,594 Class A shares, 6,788,578 Class B shares and 3,842,336 Class C shares of the Massachusetts Portfolio; 4,305,335 Class A shares, 5,317,061 Class B shares and 4,794,694 Class C shares of the Michigan Portfolio; 6,499,136 Class A shares, 2,289,952 Class B shares and 1,851,069 Class C shares of the Minnesota Portfolio; 7,787,944 Class A shares, 10,576,166 Class B shares and 4,418,062 Class C shares of the New Jersey Portfolio; 7,549,969 Class A shares, 8,164,246 Class B shares and 5,194,021 Class C shares of the Ohio Portfolio; 7,861,864 Class A shares, 6,327,015 Class B shares and 3,970,312 Class C shares of the Pennsylvania Portfolio; and 6,503,495 Class A shares, 7,301,965 Class B shares and 3,030,493
Class C shares of the Virginia Portfolio.

          The following is a list of all persons who owned as of record or beneficially 5% of more of each class of shares of each Portfolio at January 5, 2004.

                                     NO. OF SHARES        % OF
NAME AND ADDRESS                     OF CLASS             CLASS
----------------                     --------             -----

ARIZONA PORTFOLIO
-----------------
CLASS A SHARES:
--------------
NFSC FEBO # W82-046442
Thomas D. Barr
Cornelia H. Barr
6200 N. Yucca Rd.
Paradise Valley, AZ 85253-4291          1,383,542          14.89%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97D13)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               493,419           6.03%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   226,229          10.33%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97D14)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               435,766          19.90%

Dean Witter Reynolds
Attn: Mutual Fund Opers
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                     186,411          8.51%

FLORIDA PORTFOLIO
-----------------

CLASS A SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                 1,007,472          9.87%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               715,181          7.00%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   670,550          6.92%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484             1,237,704         12.77%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                   243,870          5.64%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484             1,481,905         34.28%

Dean Witter Reynolds
Attn: Mutual Fund Opers
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                     240,375          5.56%

MASSACHUSETTS PORTFOLIO
-----------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   399,710         10.65%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DR4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               291,625          7.77%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   382,242          5.63%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DR5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               644,682          9.50%

Prudential Securities, Inc.
Special Custody Account for
Exclusive Benefit of Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-0001                   363,332          5.35%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   280,869          7.31%

Merrill Lynch
Mutual Fund Admin. (97DS3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486               253,166          6.59%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                     457,127         11.90%

MICHIGAN PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DH1)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               240,903          5.60%

Charles Schwab & Co.
For the Exclusive Benefit
Of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122              285,343          6.63%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DH2)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               786,300         14.79%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   268,467          5.05%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DH3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               880,108         18.36%

MINNESOTA PORTFOLIO
-------------------

CLASS A SHARES:
--------------

JAS & Co.
C/o Bremer Trust
P.O. Box 986
Saint Cloud, MN 56302-0986                538,014           8.28%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN2)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               151,233           6.60%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               557,170         30.10%

NEW JERSEY PORTFOLIO
--------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   541,126          6.95%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               663,225          8.52%

CLASS B SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   582,725          5.51%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484             1,060,555         10.03%

Prudential Securities, Inc.
Special Custody Account for
Exclusive Benefit of Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-0001                   593,524          5.61%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   295,971          6.70%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484             1,363,730         30.87%

Prudential Securities, Inc.
Special Custody Account for
Exclusive Benefit of Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-0001                   494,360         11.19%

OHIO PORTFOLIO
--------------

CLASS A SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               482,277          6.39%

NFSC FEBO # DHE-000116
Leonard Lyons
949 Latiff Ln.
Cincinnati, OH  45230-3733                551,171          7.30%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN0)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484             1,086,895         13.31%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   309,502          5.96%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484             1,473,312         28.37%

Prudential Securities, Inc.
Special Custody Account for
Exclusive Benefit of Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-0001                   325,038          6.26%

PENNSYLVANIA PORTFOLIO
----------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   418,104          5.32%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               486,867          6.19%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM9)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               731,941         11.57%

Prudential Securities, Inc.
Special Custody Account for
Exclusive Benefit of Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-0001                   360,778          5.70%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484             1,631,199         41.08%

VIRGINIA PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DY9)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               575,986          8.86%

Dean Witter Reynolds
ATTN: Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                     334,063          5.14%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DYOO)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               644,649          8.83%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                   368,836          5.05%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DO3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               483,224         15.95%

Custodian
---------

          Bank of New York, One Wall Street, New York, New York
10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York.

Independent Auditors
--------------------

          Ernst & Young LLP, 5 Times Square, New York, New York
10036, has been appointed as independent auditors for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

-----------------------------------------------------------------

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

          The financial statements of AllianceBernstein Municipal Income Fund II for the fiscal year ended September 30, 2003 and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's annual report. The annual report, dated September 30, 2003, was filed on Form N-CSR with the Commission on December 10, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

          APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

-----------------------------------------------------------------

Standard & Poor's Bond Ratings
------------------------------

          A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

          Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

          The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

          Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper
--------------------

          "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

          Investment Grade

          AAA - Highest credit quality. `AAA'ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA - Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A - High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB - Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          Speculative Grade

          BB - Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B - Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

         DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%
- 90% and `D' the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

          F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

          While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

          For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities" in the Prospectuses.

-----------------------------------------------------------------

        APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS

-----------------------------------------------------------------

Futures Contracts
-----------------

          Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures
---------------------

          The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

          Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

          In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts
----------------------------

          Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

          The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

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                           APPENDIX C:

       OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES

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Options on Municipal and U.S. Government Securities
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          Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government Securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Description of the Portfolios - Description of Additional Investment Practices - Derivatives Used by the Portfolios--Options on Municipal and U.S. Government Securities."

          The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

          Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.


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